EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Adam R. Cegielski, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of GoldMountain Exploration Corporation on Form 10-KSB/A for the fiscal year ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB/A fairly presents in all material respects the financial condition and results of operations of GoldMountain Exploration Corporation.

Date: July 23, 2007

By: /s/ Adam R. Cegielski
Adam R. Cegielski,
Chief Executive Officer and
Principal Financial Officer